UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                       October 11, 2005 (October 5, 2005)


                                   WQN, Inc.
              ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                          000-27751                         75-2838415
-------------------------------    -------------------------    ------------------------------------
(State or Other Jurisdiction of     (Commission File Number)    (I.R.S. Employer Identification No.)
       Incorporation)

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              14911 Quorum Drive, Suite 140, Dallas, Texas, 75254
           ----------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code: 972-361-1980

                                 Not Applicable
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01   Completion of Acquisition or Disposition of Assets.
---------   ---------------------------------------------------

On October 5, 2005, WQN, Inc., a Delaware corporation (the "Company") completed the sale of its Voice-Over-Internet Protocol business (the "Sale") to VoIP
Acquisition Company, a Delaware corporation (the "Purchaser"), pursuant to the Asset Purchase Agreement, dated as of August 3, 2005, by and among the Company, VoIP, Inc., a Texas corporation ("VOIP") and the Purchaser (such Asset Purchase
Agreement, the "APA"). Pursuant to the APA, the Company received, in connection with the Sale, total consideration of (i) a $3.7 million secured convertible promissory note issued by VoIP, (ii) 1,250,000 shares of VoIP's restricted common stock and (iii) a warrant to purchase 5,000,000 shares of VoIP's common stock at an exercise price of $0.001 per share, plus the assumption of certain liabilities by VoIP.

The preceding description of the Sale is qualified in its entirety by reference to the APA and the press release announcing the completion of the Sale, which are attached as Exhibits 2.1 and 99.1 hereto, respectively, and are incorporated herein by reference.

Item 5.02   Departure of Directors or Principal Officers; Election of
---------   ---------------------------------------------------------
            Directors; Appointment of Principal Officers.
            ---------------------------------------------

On October 5, 2005, in connection with the Sale, B. Michael Adler stepped down as Chief Executive Officer of the Company. Mr. Adler will remain on the Board of Directors. Also on October 5, 2005, Scott W. Hartman was named the Chief
Executive Officer of the Company and David S. Montoya was named Chief Financial
Officer of the Company.

Biographical information with respect to each of Mr. Hartman and Mr. Montoya is set forth under the caption "Director Nominees" in the Definitive Proxy
Statement on Schedule 14A filed by the Company with the United States Securities and Exchange Commission on September 14, 2005, with respect to the Company's
2005 Annual Meeting of Stockholders (the "Proxy Statement"), and is incorporated herein by reference.

Information required to be disclosed with respect to Mr. Hartman and Mr. Montoya pursuant to Item 404(a) of Regulation S-K is set forth under the caption
"Certain Relationships and Related Transactions" in the Proxy Statement, and is incorporated herein by reference.

Information with respect to the employment agreements between each of Mr.
Hartman and Mr. Montoya and the Company is set forth in Item 1.01 of the Company's Current Report on Form 8-K/A, filed by the Company with the United
States Securities and Exchange Commission August 26, 2005, and is incorporated herein by reference.

Item 8.01   Other Events.
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On October 11, 2005, the Company issued a press release, which is attached as
Exhibit 99.1 hereto and which is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.
---------   ----------------------------------


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Exhibit
Number          Description
------          -----------

Exhibit 2.1 Asset Purchase Agreement, dated as of August 3, 2005, by and among WQN, Inc., VoP, Inc., and VoIP Acquisition Company
                (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by WQN, Inc. with the United
                States Securities and Exchange Commission on August 9, 2005).

Exhibit 99.1    Press release issued by WQN, Inc. on October 11, 2005.


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                                   SIGNATURES
                                   ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 11, 2005



                                         WQN, INC.


                                         By: /s/ David S. Montoya
                                             ----------------------------------
                                             Name: David S. Montoya
                                             Title: Chief Financial Officer





                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

Exhibit 2.1 Asset Purchase Agreement, dated as of August 3, 2005, by and among WQN, Inc., VoIP, Inc., and VoIP Acquisition Company (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by WQN, Inc. with the United States Securities and Exchange Commission on August 9, 2005).

Exhibit 99.1    Press release issued by WQN, Inc. on October 11, 2005.